Exhibit 99.1

Contacts:	Michael Mitchell (Media)	Shep Dunlap (Investors)
	+1-847-943-5678	+1-847-943-5454
	news@mdlz.com	ir@mdlz.com

NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION IN OR INTO, OR TO ANY PERSON LOCATED OR RESIDENT IN, ANY JURISDICTION WHERE IT IS UNLAWFUL TO RELEASE, PUBLISH OR DISTRIBUTE THIS DOCUMENT. PERSONS INTO WHOSE POSSESSION THIS DOCUMENT COMES ARE REQUIRED BY THE COMPANY, THE DEALER MANAGERS AND THE INFORMATION AGENT TO INFORM THEMSELVES ABOUT, AND TO OBSERVE, ANY SUCH RESTRICTIONS.

Mondelēz International Announces Tender Offer for Certain of its Outstanding Debt Securities

(Listed in Table I Below)

in an Aggregate Principal Amount (U.S. Dollar Equivalent) of up to $2,500,000,000

DEERFIELD, Ill. – Oct. 17, 2016 – Mondelēz International, Inc. (formerly known as Kraft Foods Inc.) (the “Company”) announces its offer to purchase (the “Tender Offer”) for cash up to $2,500,000,000 (the “Maximum Amount”) aggregate principal amount (converted into U.S. Dollars where applicable on the basis set forth in the Offer to Purchase (as defined below)) of the debt securities listed in Table I below (each, a “Security” and together, the “Securities”). The Tender Offer is made upon the terms and subject to the conditions set forth in the Offer to Purchase, dated October 17, 2016 (as it may be amended or supplemented from time to time, the “Offer to Purchase”), and, where applicable, in the related Letter of Transmittal (as it may be amended or supplemented from time to time, the “Letter of Transmittal” and, together with the Offer to Purchase, the “Offer Documents”).

Copies of the Offer Documents are available from the Information Agent as set out below and will be made available on the Company’s website at www.mondelezinternational.com/investors. Capitalized terms used in this announcement but not defined have the meanings given to them in the Offer to Purchase.

Table I

SECURITIES SUBJECT TO THE TENDER OFFER
Title of Security	Security Identifier(s)	Applicable Call / Maturity Date	Principal Amount Outstanding (millions)	Acceptance Priority Level	Authorized Denominations	Early Participation Amount(1)	Reference Security / Interpolated Rate	Bloomberg Reference Page / Screen	Fixed Spread (basis points)
7.25 per cent. Notes due July 2018	ISIN: XS0377058614	July 18, 2018	£102.875	1	£50,000 and integral multiples of £1,000 in excess thereof	£30	1.250% UK Treasury due 07/22/2018	DMO2	65
6.125% Notes due 2018	CUSIP: 50075N AU8	February 1, 2018	$559.730	2	$2,000 and integral multiples of $1,000 in excess thereof	$30	0.875% U.S. Treasury due 01/31/2018	PX4	20
6.125% Notes due 2018	CUSIP: 50075N AV6	August 23, 2018	$396.883	3	$2,000 and integral multiples of $1,000 in excess thereof	$30	1.000% U.S. Treasury due 08/15/2018	PX4	20
7.000% Notes due 2037	CUSIP: 50075N AR5	August 11, 2037	$145.111	4	$2,000 and integral multiples of $1,000 in excess thereof	$30	2.500% U.S. Treasury due 05/15/2046	PX1	180
6.875% Notes due 2038	CUSIP: 50075N AT1	February 1, 2038	$256.962	5	$2,000 and integral multiples of $1,000 in excess thereof	$30	2.500% U.S. Treasury due 05/15/2046	PX1	180
6.875% Notes due 2039	CUSIP: 50075N AW4	January 26, 2039	$196.119	6	$2,000 and integral multiples of $1,000 in excess thereof	$30	2.500% U.S. Treasury due 05/15/2046	PX1	180
6 1⁄2% Notes due 2031	CUSIP: 50075N AC8	November 1, 2031	$378.038	7	$1,000 and integral multiples of $1,000 in excess thereof	$30	2.500% U.S. Treasury due 05/15/2046	PX1	110
5.375% Notes due 2020	CUSIP: 50075N BA1	February 10, 2020	$692.234	8	$2,000 and integral multiples of $1,000 in excess thereof	$30	1.250% U.S. Treasury due 01/31/2020	PX5	30
6.500% Notes due 2040	CUSIP: 50075N AZ7	February 9, 2040	$534.742	9	$2,000 and integral multiples of $1,000 in excess thereof	$30	2.500% U.S. Treasury due 05/15/2046	PX1	155
4.00% Notes due 2024	CUSIP: 609207 AB1	November 1, 2023	$1,750.000	10	$2,000 and integral multiples of $1,000 in excess thereof	$30	1.500% U.S. Treasury due 08/15/2026	PX1	30
4.500% Notes due 2035	ISIN: XS1324085304	September 3, 2035	£400.000	11	£100,000 and integral multiples of £1,000 in excess thereof	£30	4.500% UK Treasury due 09/07/2034	DMO2	135
3.875% Notes due 2045	ISIN: XS1197275966	December 6, 2044	£450.000	12	£100,000 and integral multiples of £1,000 in excess thereof	£30	3.250% UK Treasury due 01/22/2044	DMO2	135
2.375% Notes due 2021	ISIN: XS1003251441	January 26, 2021	€1,250.000	13	€100,000 and integral multiples of €1,000 in excess thereof	€30	January 2021 Interpolated Swap Rate	ICAE1	10
2.375% Notes due 2035	ISIN: XS1197273755	December 6, 2034	€750.000	14	€100,000 and integral multiples of €1,000 in excess thereof	€30	December 2034 Interpolated Swap Rate	ICAE1	100
1.625% Notes due 2027	ISIN: XS1197270819	December 8, 2026	€750.000	15	€100,000 and integral multiples of €1,000 in excess thereof	€30	December 2026 Interpolated Swap Rate	ICAE1	60

SECURITIES SUBJECT TO THE TENDER OFFER
Title of Security	Security Identifier(s)	Applicable Call / Maturity Date	Principal Amount Outstanding (millions)	Acceptance Priority Level	Authorized Denominations	Early Participation Amount(1)	Reference Security / Interpolated Rate	Bloomberg Reference Page / Screen	Fixed Spread (basis points)
1.625% Notes due 2023	ISIN: XS1346872580	October 20, 2022	€700.000	16	€100,000 and integral multiples of €1,000 in excess thereof	€30	October 2022 Interpolated Swap Rate	ICAE1	28
1.000% Notes due 2022	ISIN: XS1197269647	December 7, 2021	€500.000	17	€100,000 and integral multiples of €1,000 in excess thereof	€30	December 2021 Interpolated Swap Rate	ICAE1	20

(1)	The Total Consideration payable for each series of Securities will be a price per $1,000, £1,000 or €1,000 principal amount of such series of Securities validly tendered on or prior to the Early Participation Date and accepted for purchase by the Company is calculated using the applicable Fixed Spread and includes the Early Participation Amount. In addition, holders whose Securities are accepted will also receive Accrued Interest on such Securities.

Rationale for the Tender Offer

The purpose of the Tender Offer, in conjunction with the Financing Transactions (as defined below), is to purchase certain outstanding debt issued by the Company and to reduce the Company’s interest expense.

Details of the Tender Offer

The Tender Offer will expire at 11:59 p.m., New York City time, on November 14, 2016, unless extended or earlier terminated by the Company (such date and time, as the same may be extended, the “Expiration Date”). Securities tendered may be withdrawn at any time prior to 5:00 p.m., New York City time, on October 28, 2016, unless extended by the Company (such date and time, as the same may be extended, the “Withdrawal Date”), but not thereafter. The Company will accept for payment, and thereby purchase, all Securities validly tendered (and not validly withdrawn) pursuant to the Tender Offer on or prior to the Expiration Date, based on the applicable acceptance priority levels set forth in Table I above (the “Acceptance Priority Levels”) and subject to the Maximum Amount, and subject to proration (if applicable). There will be no proration for notes tendered in Acceptance Priority Levels 1 through 7, even if 100% of each series of Securities is validly tendered in the Tender Offer prior to the Early Participation Date (assuming no change in foreign exchange rates). The Tender Offer is subject to certain conditions, including the Financing Condition (as defined below).

Holders (the “Holders”) of the Securities that are validly tendered at or prior to 5:00 p.m., New York City time, on October 28, 2016, unless extended by the Company (such date and time, as the same may be extended, the “Early Participation Date”), and not subsequently validly withdrawn, and accepted for purchase will receive the applicable Total Consideration (as defined below) for their Securities, together with any Accrued Interest (as defined below). The Total Consideration includes the early participation amount for the applicable series of Securities set forth in Table I (the “Early Participation Amount”). Holders validly tendering their Securities after the Early Participation Date but prior to the Expiration Date pursuant to the Tender Offer will only be eligible to receive the “Tender Offer Consideration” which is equal to the applicable Total Consideration minus the Early Participation Amount.

Subject to the Company’s right to terminate the Tender Offer and subject to the Maximum Amount, the Acceptance Priority Levels of each series of the Securities and proration (if applicable), the Company will purchase (i) the Securities that have been validly tendered (and not subsequently validly withdrawn) at or before the Early Participation Date, subject to all conditions to the Tender Offer having been satisfied or waived by the Company, promptly following the Early Participation Date (the date of such purchase, which is expected to be the second business day following the Early Participation Date, the “Early Payment Date”) and (ii) the Securities that have been validly tendered after the Early Participation Date and at or before the Expiration Date, subject to all conditions to the Tender Offer having been satisfied or waived by the Company, promptly following the Expiration Date (the date of such purchase, which is expected to be the second business day following the Expiration Date, the “Final Payment Date”, and together with the Early Payment Date, each a “Payment Date”).

If the purchase of all Securities validly tendered in the Tender Offer on or prior to the Expiration Date would cause the aggregate principal amount of Securities purchased to exceed the Maximum Amount, then the Tender Offer will be oversubscribed.

If the Tender Offer is oversubscribed, Securities will be accepted in accordance with their Acceptance Priority Levels set forth in Table I, with 1 being the highest Acceptance Priority Level and 17 being the lowest. All Securities tendered prior to or at the Early Participation Date will have priority over Securities tendered after the Early Participation Date. If the principal amount of Securities validly tendered prior to or at the Early Participation Date constitutes a principal amount of Securities that, if accepted by the Company, would result in the Tender Offer being oversubscribed, the Company will not accept any Securities tendered after the Early Participation Date unless the Company increases the Maximum Amount.

The “Total Consideration” payable for each series of Securities will be a price per $1,000, £1,000 or €1,000 principal amount of such series of Securities equal to an amount, calculated in accordance with Schedule A-1, A-2, A-3, A-4 or A-5 of the Offer to Purchase, as applicable, that would reflect, as of the Early Payment Date, a yield to the applicable call or maturity date of such series of Securities equal to the sum (annualized where applicable) of (i) the Reference Yield (as defined below) for such series, determined at 10:00 a.m. (New York City time), on the business day following the Early Participation Date (the “Reference Yield Determination Date”) plus (ii) the fixed spread applicable to such series, as set forth in Table I (the “Fixed Spread”), in each case minus accrued and unpaid interest on the Securities from, and including, the most recent interest payment date prior to the applicable Payment Date (and for the 4.500% Notes due 2035 and the 1.625% Notes due 2023, from and including their applicable issuance date) up to, but not including, the applicable Payment Date (“Accrued

Interest”). The “Reference Yield” means (i) with respect to each series of Securities denominated in U.S. Dollars or Sterling, the yield of the applicable reference security listed in Table I (the “Reference Security”) for such series and (ii) with respect to each series of Securities denominated in Euro, the Interpolated Rate for such series.

For further details about the procedures about tendering the Securities, please refer to the Offer Documents, including the procedures set out under the heading “The Tender Offer—Procedures for Tendering Securities” of the Offer to Purchase.

Financing

In connection with the Tender Offer, Mondelez International Holdings Netherlands B.V. (“MIHN”), a wholly-owned subsidiary of the Company and the principal holding company for the Company’s consolidated non-U.S. operations, intends to issue and sell, in one or more capital markets financing transactions (the “Financing Transactions”), on terms satisfactory to the Company, in the Company’s reasonable judgment, new debt securities (the “New Notes”), guaranteed by the Company. Notwithstanding any other provision of the Tender Offer, the Company’s obligation to accept for purchase any Securities validly tendered (and not validly withdrawn) pursuant to the Tender Offer, or to pay for such Securities accepted for purchase, is conditional upon the net proceeds of the New Notes providing net proceeds at least equal to a material portion, in the Company’s reasonable judgment, of the aggregate principal amount of the Securities accepted in the Tender Offer (the “Financing Condition”). The Company reserves the right, in its sole discretion, to waive any and all conditions of the Tender Offer, including the Financing Condition, on or prior to the Expiration Date.

Indicative Timetable for the Tender Offer

Events	Times and Dates
Commencement	October 17, 2016

Early Participation Date	5:00 p.m., New York City time, on October 28, 2016, unless extended

Withdrawal Date	5:00 p.m., New York City time, on October 28, 2016, unless extended

Reference Yield Determination Date	10:00 a.m., New York City time, on October 31, 2016

Announcement of Results of Early Participation	As soon as reasonably practicable after the Early Participation Date

Early Payment Date	Promptly following the Early Participation Date (expected to be on or about November 1, 2016)

Events	Times and Dates

Expiration Date	11:59 p.m., New York City time, on November 14, 2016, unless extended or earlier terminated

Final Payment Date	Promptly following the Expiration Date (expected to be on or about November 16, 2016)

The Company reserves the right, in its sole discretion, not to accept any Tender Instructions, not to purchase any Securities or to extend, re-open, withdraw or terminate the Tender Offer and to amend or waive any of the terms and conditions of the Tender Offer in any manner, subject to applicable laws and regulations.

Holders are advised to check with any bank, securities broker or other intermediary through which they hold the Securities when such intermediary would require to receive instructions from a Holder in order for that the Holder to be able to participate in the Tender Offer before the deadlines specified above. The deadlines set by any such intermediary and each Clearing System for the submission of Tender Instructions will be earlier than the relevant deadlines specified above.

Unless stated otherwise, announcements in connection with the Tender Offer will be made available on the Company’s website at www.mondelezinternational.com/investors. Such announcements may also be made by (i) the issue of a press release, including to a Notifying News Service and (ii) the delivery of notices to the Clearing Systems for communication to Direct Participants. Copies of all such announcements, press releases and notices can also be obtained from the Information Agent, the contact details for whom are set out below. Significant delays may be experienced where notices are delivered to the Clearing Systems and Holders are urged to contact the Information Agent for the relevant announcements relating to the Tender Offer.

Holders are advised to read carefully the Offer Documents for full details of and information on the procedures for participating in the Tender Offer.

Credit Suisse Securities (USA) LLC (“Credit Suisse”), Merrill Lynch, Pierce, Fenner & Smith Incorporated (“BofA Merrill Lynch”), Mizuho Securities USA Inc. (“Mizuho”), Goldman, Sachs & Co., HSBC Securities (USA) Inc., J.P. Morgan Securities LLC and MUFG Securities Americas Inc. are acting as joint lead dealer managers (the “Joint Lead Dealer Managers” and collectively with any co-dealer managers, the “Dealer Managers”) in connection with the Tender Offer. Global Bondholder Services Corporation is acting as information agent (the “Information Agent”) and depositary (the “Depositary”) in connection with the Tender Offer.

Questions and requests for assistance in connection with the Tender Offer may be directed to Credit Suisse, BofA Merrill Lynch, Mizuho or the Information Agent.

BofA Merrill Lynch 214 North Tryon Street, 14th Floor Charlotte, North Carolina 28255 Attn: Liability Management Group Toll Free: (888) 292-0070 Collect: (980) 387-3907 London: +44 (0) 20 7996-5420	Credit Suisse Securities (USA) LLC Eleven Madison Avenue New York, New York 10010 Attn: Liability Management Group Toll Free: (800) 820-1653 Collect: (212) 538-2147 London: +44 (0) 20 7883-8763	Mizuho Securities USA Inc. 320 Park Avenue, 11th Floor New York, New York 10022 Attn: Liability Management Group Toll Free: (866) 271-7403 Collect: (212) 205-7736 London: +44 (0) 20-7090-6929

Questions and requests for assistance in connection with the delivery of Tender Instructions may be directed to the Information Agent.

Information Agent

Global Bondholder Services Corporation

65 Broadway – Suite 404

New York, New York 10006

Attention: Corporate Actions

Email: contact@gbsc-usa.com

www.gbsc-usa.com/Mondelez

Banks and Brokers call: (212) 430-3774

Toll-free: (866) 924-2200

International call: 001-212-430-3774

DISCLAIMER This announcement must be read in conjunction with the Offer Documents. This announcement and the Offer Documents contain important information which should be read carefully before any decision is made with respect to the Tender Offer. If you are in any doubt as to the contents of this announcement or the Offer Documents or the action you should take, you are recommended to seek your own financial and legal advice, including as to any tax consequences, immediately from your broker, bank manager, solicitor, accountant or other independent financial or legal adviser. Any individual or company whose Securities are held on its behalf by a broker, dealer, bank, custodian, trust company or other nominee or intermediary must contact such entity if it wishes to participate in the Tender Offer. None of the Dealer Managers, the Information Agent and the Company makes any recommendation as to whether Holders should tender their Securities for purchase pursuant to the Tender Offer.

None of the Dealer Managers, the Information Agent and any of their respective directors, officers, employees, agents or affiliates assumes any responsibility for the accuracy or completeness of the information concerning the Company, the Securities or the Tender Offer contained in this announcement or in the Offer Documents. None of the Dealer Managers, the Information Agent and any of their respective directors, officers, employees, agents or affiliates is acting for any Holder, or will be responsible to any Holder for providing any protections which would be afforded to its clients or for providing advice in relation to the Tender Offer, and accordingly none of the Dealer Managers, the Information Agent and any of their respective directors, officers, employees, agents or affiliates assumes any responsibility for any failure by the Company to disclose information with regard to the Company or Securities which is material in the context of the Tender Offer and which is not otherwise publicly available.

OFFER AND DISTRIBUTION RESTRICTIONS

Neither this announcement nor the Offer to Purchase constitutes an invitation to participate in the Tender Offer in any jurisdiction in which, or to any person to or from whom, it is unlawful to make such invitation or for there to be such participation under applicable securities laws. The distribution of this announcement and the Offer Documents in certain jurisdictions may be restricted by law. Persons into whose possession this announcement or the Offer Documents comes are required by each of the Company, the Dealer Managers and the Information Agent to inform themselves about and to observe any such restrictions.

United Kingdom

The communication of this announcement, the Offer Documents and any other documents or materials relating to the Tender Offer is not being made by, and such documents and/or materials have not been approved, by an authorized person for the purposes of section 21 of the Financial Services and Markets Act 2000, as amended. Accordingly, such documents and/or materials are not being distributed to, and must not be passed on to, the general public in the United Kingdom. The communication of such documents and/or materials as a financial promotion is only being made to those persons in the United Kingdom falling within the definition of investment professionals (as defined in Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the “Financial Promotion Order”)) or persons who are within Article 43(2) of the Financial Promotion Order or any other persons to whom it may otherwise lawfully be made under the Financial Promotion Order.

European Economic Area (EEA)

In any EEA Member State (other than Luxembourg) that has implemented Directive 2003/71/EC (together with any applicable implementing measures in any Member State, the “Prospectus Directive”), the communication of this announcement, the Offer Documents and any other documents or materials relating to the Tender Offer is only addressed to and is only directed at qualified investors in that Member State within the meaning of the Prospectus Directive.

The communication of this announcement, the Offer Documents and any other documents or materials relating to the Tender Offer has been prepared on the basis that the Tender Offer in any Member State (other than Luxembourg) of the European Economic Area (“EEA”) which has implemented the Prospectus Directive (each, a “Relevant Member State”) will be made pursuant to an exemption under the Prospectus Directive, as implemented in that Relevant Member State, from the requirement to produce a prospectus.

Each person in a Relevant Member State who receives any communication in respect of the Tender Offer contemplated in this announcement, the Offer Documents and any other documents or materials relating to the Tender Offer will be deemed to have represented, warranted and agreed to with the Dealer Managers and the Company that it is a qualified investor within the meaning of the law in that Relevant Member State implementing Article 2(1)(e) of the Prospectus Directive.

France

The Tender Offer is not being made, directly or indirectly, to the public in France. Neither this this announcement, the Offer Documents and any other documents or materials relating to the Tender Offer, has been or shall be distributed to the public in France and only (i) qualified investors (investisseurs qualifiés) acting for their own account, other than individuals, and/or (ii) legal entities whose total assets exceed €5 million, or whose annual turnover exceeds €5 million, or whose managed assets exceed €5 million or whose average annual headcount exceeds 50, acting for their own account all as defined in, and in accordance with, Articles L.341-2, L.411-2, D.341-1 and D.411-1 of the French Code monétaire et financier, are eligible to participate in the Tender Offer. The Offer to Purchase has not been submitted to the clearance procedures (visa) of the Autorité des marchés financiers.

Belgium

The Tender Offer does not constitute a public offering within the meaning of Articles 3, §1, 1° and 6, §1, of the Belgian Takeover Law. The Tender Offer is exclusively conducted under applicable private placement exemptions and has therefore not been, and will not be, notified to, and neither this announcement, the Offer Documents and any other documents or materials relating to the Tender Offer has been, or will be, approved by the Belgian Financial Services and Markets Authority (Autorité des Services et Marchés Financiers/Autoriteit voor Financiële Diensten en Markten). Accordingly, the Tender Offer, this announcement, the Offer Documents and any other documents or materials relating to the Tender Offer and any memorandum, information circular, brochure or any similar documents relating to the Tender Offer may not be advertised, offered or distributed, directly or indirectly, to any person located and/or resident in Belgium other than to persons who qualify as “Qualified Investors” in the meaning of Article 10, §1, of the Belgian Prospectus Law. The Offer to Purchase has been issued only for the personal use of the above Qualified Investors and exclusively for the purpose of the Tender Offer. Accordingly, the information contained herein may not be used for any other purpose or disclosed to any other person in Belgium.

Luxembourg

The terms and conditions relating to this announcement, the Offer Documents and any other documents or materials relating to the Tender Offer have not been approved by and will not be submitted for approval to the Luxembourg Financial Services Authority (Commission de Surveillance du Secteur Financier) for purposes of public offering in the Grand Duchy of Luxembourg (“Luxembourg”). Accordingly, the Tender Offer may not be made to the public in Luxembourg, directly or indirectly, and none of this announcement, the Offer Documents or any other documents or materials relating to the Tender Offer or any other prospectus, form of application, advertisement or other material may be distributed, or otherwise made available in or from, or published in, Luxembourg except in circumstances which do not constitute a public offer of securities to the public, subject to prospectus requirements, in accordance with the Luxembourg Act of July 10, 2005 on prospectuses for securities.

Italy

None of the Tender Offer, this announcement, the Offer Documents or any other documents or materials relating to the Tender Offer or any other documents or materials relating to the Tender Offer, this announcement, the Offer Documents and any other documents or materials relating to the Tender Offer has been or will be submitted to the clearance procedure of the CONSOB, pursuant to applicable Italian laws and regulations.

The Tender Offer is being carried out in Italy as an exempted offer pursuant to article 101-bis, paragraph 3-bis of the Financial Services Act and article 35-bis, paragraph 4 of CONSOB Regulation No. 11971 of May 14, 1999, as amended.

Holders or beneficial owners of the Securities that are a resident of and/or located in Italy can tender the Securities for purchase through authorized persons (such as investment firms, banks or financial intermediaries permitted to conduct such activities in Italy in accordance with the Financial Services Act, CONSOB Regulation No. 16190 of October 29, 2007, as amended, and Legislative Decree No. 385 of September 1, 1993, as amended) and in compliance with applicable laws and regulations and with any requirements imposed by CONSOB or any other Italian authority. Each intermediary must comply with the applicable laws and regulations concerning information duties vis-à-vis its clients in connection with the Securities or the Tender Offer.

Switzerland

Neither this announcement, the Offer Documents, any other documents or materials relating to the Tender Offer nor any other offering or marketing material relating to the Securities constitutes a prospectus as such term is understood pursuant to Article 652a or Article 1156 of the Swiss Federal Code of Obligations or a listing prospectus within the meaning of the listing rules of the SIX Swiss Exchange. Accordingly, the investor protection rules otherwise applicable to investors in Switzerland do not apply to the Tender Offer. When in doubt, investors based in Switzerland are recommended to contact their legal, financial or tax adviser with respect to the Tender Offer.

Spain

Neither the Tender Offer nor any other documents or materials relating to the Tender Offer have been or will be submitted for approval of or recognition by the Spanish Securities Market Commission (Comisión Nacional del Mercado de Valores) as the Tender Offer is not subject to such approval or recognition given that it is not being made in the Kingdom of Spain by way of a public offering of securities in accordance with article 35 of the Securities Market Act (Real Decreto Legislativo 4/2015, de 23 de octubre, por el que se aprueba el texto refundido de la Ley del Mercado de Valores), as amended and restated, or pursuant to an exemption from registration in accordance with Royal Decree 1310/2005 as amended (Real Decreto 1310/2005, de 4 de noviembre, por el que se desarrolla parcialmente la Ley 24/1988, de 28 de julio, del Mercado de Valores, en materia de admisión a negociación de valores en mercados secundarios oficiales, de ofertas públicas de venta o suscripción y del folleto exigible a tales efectos), and any regulations developing it which may be in force from time to time.

The Netherlands

The Tender Offer is not being made, directly or indirectly, to the public in The Netherlands. Neither the Offer to Purchase nor any other document or material relating to the Tender Offer has been or shall be distributed to the public in The Netherlands and only (i) legal entities which are qualified investors (as defined in the Prospectus Directive and which includes authorized discretionary asset managers acting for the account of retail investors under a discretionary investment management contract) in the Netherlands, (ii) standard logo and exemption wording is disclosed, as required by article 5:20(5) of the Dutch Financial Supervision Act (Wet op hetfinancieel toezicht), or such offer is otherwise made in circumstances in which article 5:20(5) of the FSA is not applicable are eligible to participate in the Tender Offer.

Germany

Neither the Tender Offer nor the Offer to Purchase constitutes an offer of securities or the solicitation of an offer of securities to the public in Germany under the Securities Prospectus Act (Wertpapierprospektgesetz). Accordingly, the Offer to Purchase has not been submitted for approval and has not been approved by the German Federal Financial Supervisory Authority (Bundesanstalt für Finanzdienstleistungsaufsicht - BaFin) or any other German public authority.

General

Neither this announcement, the Offer Documents nor the electronic transmission thereof constitutes an offer to buy or the solicitation of an offer to sell Securities (and tenders of Securities for purchase pursuant to the Tender Offer will not be accepted from Holders) in any circumstances in which such offer or solicitation is unlawful. The Company is not aware of any jurisdiction where the making of the Tender Offer is not in compliance with the laws of such jurisdiction. If the Company becomes aware of any jurisdiction where the making of the Tender Offer would not be in compliance with such laws, the Company will make a good faith effort to comply with any such laws or may seek to have such laws declared inapplicable to the Tender Offer. If, after such good faith effort, the Company cannot comply with any such applicable laws, the Tender Offer will not be made to the holders of Securities residing in each such jurisdiction.

In any jurisdictions where the securities, blue sky or other laws require the Tender Offer to be made by a licensed broker or dealer and any of the Dealer Managers or any of its, where the context so requires, their respective affiliates is such a licensed broker or dealer in any such jurisdiction, the Tender Offer shall be deemed to be made on behalf of the Company by such Dealer Managers or such affiliate (as the case may be) in such jurisdiction.

Each Holder participating in the Tender Offer will be deemed to give certain representations in respect of the jurisdictions referred to above and generally as set out in the Offer to Purchase under the heading “The Tender Offer—Procedures for Tendering Securities.” If you are unable to make these representations will not be accepted, your tender of Securities for purchase may be rejected. Each of the Company, the Dealer Managers and the Information Agent reserves the right, in their absolute discretion, to investigate, in relation to any tender of Securities for purchase pursuant to the Tender Offer, whether any such representation given by a Holder is correct and, if such investigation is undertaken and as a result the Company determines (for any reason) that such representation is not correct, such tender or submission may be rejected.

About Mondelēz International

Mondelēz International, Inc. (NASDAQ:MDLZ) is a global snacking powerhouse, with 2015 net revenues of approximately $30 billion. Creating delicious moments of joy in 165 countries, Mondelēz International is a world leader in biscuits, chocolate, gum, candy and powdered beverages, with billion-dollar brands, such as Oreo, LU and Nabisco biscuits; Cadbury, Cadbury Dairy Milk and Milka chocolate; and Trident gum. Mondelēz International is a proud member of the Standard and Poor’s 500, NASDAQ 100 and Dow Jones Sustainability Index. Visit www.mondelezinternational.com or follow us on Twitter at www.twitter.com/MDLZ.

Forward-Looking Statements

This press release contains a number of forward-looking statements. Words, and variations of words, such as “will,” “expect,” “may,” “estimate,” “deliver” and “target” and similar expressions are intended to identify the Company’s forward-looking statements, including, but not limited to, statements about the expected timing, size or other terms of the Tender Offer, the Company’s and MIHN’s ability to complete the Tender Offer and/or the Financing Transactions. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond the Company’s control, which could cause the Company’s actual results to differ materially from those indicated in the Company’s forward-looking statements. Please see the Company’s risk factors, as they may be amended from time to time, set forth in its filings with the SEC, including the Company’s most recently filed Annual Report on Form 10-K. Mondelēz International disclaims and does not undertake any obligation to update or revise any forward-looking statement in this press release, except as required by applicable law or regulation.